2003 Business Plan

Earnings Forecast Conference Call

December 20, 2002

Safe Harbor Language

- Note: Certain statements and information included in this presentation are "forward-looking statements" under the Federal Private Securities Litigation Reform Act of 1995. Accordingly, we advise that these forward-looking statements be evaluated with consideration given to the many uncertainties inherent in our business that could cause actual results and events to differ materially from those in the forward-looking statements. Important factors that could cause such differences include, among others, the competitive pricing environment applicable to the Company's businesses, customer retention levels, changes in customers' business environments, changes in market conditions affecting the sale of used vehicles, adverse changes in debt ratings, changes in accounting assumptions, greater than expected expenses associated with the Company's activities and changes in general economic conditions.

Index

- **4th Quarter Update**
- Building Upon Successes
- 2003 Business Plan Themes & Key Assumptions
- 2003 Business Plan
- Wrap-up / Take-aways
- Questions
- Closing

Fourth Quarter Update

- **Previously announced 4Q management EPS estimate was $0.48 - $0.52**
  - We are are currently forecasting to be at the low end of the estimate, which includes a $0.07 charge for severance in conjunction with cost streamlining actions in the Supply Chain Services business segment and Central Support Services
- **Full year 2002 EPS is now forecasted at $1.76 including restructuring/recoveries**

Index

- 4th Quarter Update
- **Building Upon Successes**
- 2003 Business Plan Themes & Key Assumptions
- 2003 Business Plan
- Wrap-up / Take-aways
- Questions
- Closing

Ryder

Building on Successes and Creating Opportunities

FUTURE GROWTH

2000 A Year of Transformation

Change Signals:
Inadequate returns; complex business model; internal focus

Immediate Action Required:
Tightened controls; centralized processes; focused on profitability; removed internal barriers

Building the Foundation

Building on Successes and Creating Opportunities



FUTURE GROWTH
2001
Bringing Transformation to the Bottom Line
• Operating costs reduced $113M
Cost and Business Process Improvement Initiatives Delivered Forecasted Earnings in Depressed Economy
2000
A Year of Transformation
Change Signals:
Inadequate returns; complex business model; internal focus
Immediate Action Required:
Tightened controls; centralized processes; focused on profitability; removed internal barriers
Building the Foundation

Building on Successes and Creating Opportunities

FUTURE GROWTH

2002 — Cost Management & Continuous Improvement
- Operating costs reduced $58-$65M

Institutionalize an On-going Cost Management and Process Improvement Culture

2001 — Bringing Transformation to the Bottom Line
- Operating costs reduced $113M

Cost and Business Process Improvement Initiatives Delivered
Forecasted Earnings in Depressed Economy

2000 — A Year of Transformation

Change Signals:
Inadequate returns; complex business model; internal focus

Immediate Action Required:
Tightened controls; centralized processes; focused on profitability; removed internal barriers

Building the Foundation

Building on Successes and Creating Opportunities

Ryder

FUTURE GROWTH

2003 & Beyond — **Achieving Long-Term, Sustainable Profitable Growth**
- Operating cost reduction target $44-$49M

Deliver a Cost Competitive Solution Set Which Creates Value for our Stakeholders

2002 — **Cost Management & Continuous Improvement**
- Operating costs reduced $58-$65M

Institutionalize an On-going Cost Management and Process Improvement Culture

2001 — **Bringing Transformation to the Bottom Line**
- Operating costs reduced $113M

Cost and Business Process Improvement Initiatives Delivered Forecasted Earnings in Depressed Economy

2000 — **A Year of Transformation**

Change Signals:
Inadequate returns; complex business model; internal focus

Immediate Action Required:
Tightened controls; centralized processes; focused on profitability; removed internal barriers

Building the Foundation

Index

- 4th Quarter Update
- Building Upon Successes
- **2003 Business Plan Themes & Key Assumptions**
- 2003 Business Plan
- Wrap-up / Take-aways
- Questions
- Closing

Plan Themes

Providing evidence that a stronger Ryder is being built to optimize performance when the economy turns

- Bridge the gap caused by an estimated $56 million increase in 2003 pension expense and the impact of a prolonged soft economy
- Continued emphasis on prudent capital allocation and a strong balance sheet
- Sustained focus on cost management and operational process improvements
- FMS: Leverage asset management process; increased emphasis on new sales, profitable business retention and maintenance efficiencies
- DCC: Increase backhaul utilization through Transportation Management service offerings and a reduced cost structure
- SCS: Earnings growth through delivering margin improvements and overhead cost containment

Ryder

Key Assumptions

- We continue to forecast a soft economy into 2003; with customers slow to commit to large capital expenditures and long-term leases
- Overall revenue growth is planned to be flat with 2002 projection with growth anticipated in the rental product line and in European operations
- Earnings growth stems from the cumulative effect of process improvements and cost management activities taken over the past several years

Ryder

Key Assumptions

- **Fleet Management Solutions/Dedicated Contract Carriage:**
  - Soft lease market in 2002/03 results in minimal lease revenue growth for 2003
  - Improvement in rental demand slightly above GDP growth, with increasing margins due to asset management initiatives
  - Used vehicle market improves moderately in the second half of the year
  - Execution of cost containment, process improvement initiatives and innovative maintenance solutions drives operating performance
  - Backhaul capability leveraged through transportation management
- **Supply Chain Solutions:**
  - Domestic revenue decline partially offset by European revenue growth
  - OEM automotive production at 17MM units and slight recovery of the micro-processing industry assumed
  - Enhanced operational performance improves domestic and international margins
  - Reduction in overhead spending levels

Index

- 4th Quarter Update
- Building Upon Successes
- 2003 Business Plan Themes & Key Assumptions
- **2003 Business Plan**
- Wrap-up / Take-aways
- Questions
- Closing

Key Financial Statistics

($ Millions, Except Per Share Amounts)

	2003 Plan	2002 Projection	% B / (W)
Revenue	$ 4,758	4,769	0%
Pretax Earnings			
Before Unusual Items	$ 192 - 197	177	8% - 11%
(Restructuring) / Recovery Items	-	(5)	NM
Total Pretax Earnings[1]	$ 192 - 197	172	12% - 15%
EPS			
Before Unusual Items	$ 1.95 - 2.00	1.81	8% - 11%
(Restructuring) / Recovery Items	-	(0.05)	NM
Total EPS[1]	$ 1.95 - 2.00	1.76	11% - 14%
Average Shares Outstanding	*63.0*	*62.8*	
TaxRate	*36%*	*36%*	

(1) Earnings before 2002 charge resulting from a change in accounting principle related to goodwill of $19.0M or $0.30 per share.

Ryder

EPS by Quarter

($ Earnings Per Share)

	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
2003 Plan EPS	0.26 - 0.27	0.54 - 0.55	0.58 - 0.60	0.57 - 0.58	1.95 - 2.00
2002 Proj. EPS[(1)]	0.27	0.47	0.54	0.48	1.76

(1) Excludes goodwill charge of $0.30 due to change in accounting principle. Includes restructuring/recovery charges of $0.05.

2003 Cause of Change

($ Earnings Per Share)



$ 1.76 *
(0.57)
(0.09)
0.05
0.19
0.16
0.45 - 0.50
$1.95 - $2.00
2002
YOY Pension Charge
Medical Cost Increase
Restructuring Related Charge
Other Non-recurring Items
Workforce Reduction Savings
Other Initiatives
2003
Non-Recurring Items
Additional Initiative Impact

*Excludes $0.30 goodwill charge associated with change in accounting principle.

Key Initiatives

Continuing to build the long-term foundation of a stronger Ryder through continuous improvement processes


$ 44-49 million
2003
Initiatives
Maintenance
Asset Management
Overhead Reduction
SCS Margin Improvement
Insurance and Safety
Other

Business Segment

Full Year *($ Millions)*

	2003 Plan	2002 Proj.	% B/(W)
Revenue:			
Fleet Management Solutions	$ 3,290	3,184	3%
Supply Chain Solutions	1,279	1,386	(8)%
Dedicated Contract Carriage	522	517	1%
Eliminations	(333)	(318)	(5)%
Total revenue	$ 4,758	4,769	0%
Segment NBT			
Fleet Management Solutions	$ 209	$ 209	0%
Supply Chain Solutions	9	(5)	NM
Dedicated Contract Carriage	35	32	9%
Eliminations	(33)	(34)	3%
	220	202	9%
Central Support Services (Unallocated)	(25)	(25)	0%
Pretax Earnings Before Unusual Items	195	177	10%
Restructuring / Recovery items	-	(5)	NM
Pretax Earnings Before Accounting Change	$ 195	172	13%

Business Segment – Operating Margin



Business segment margin percent of revenue
excluding the impact of pension expense/income
FMS
DCC
SCS
-5.0%
0.0%
5.0%
10.0%
2003 Plan
2002 Proj.
2001
2000

Optimizing core earnings growth through focused cost management and process improvement initiatives

Financial Indicators

Free Cash Flow ($ Millions)


600
400
200
-
(200)
(400)
(600)
(800)
(1,000)
Actual 1998
Actual 1999
Actual 2000
Actual 2001
Projected 2002
Plan 2003

Capital Expenditures* ($ Millions)


1,800
1,200
600
0
1998
1999
2000
2001
Proj. 2002
Plan 2003
PPE
Other
Rental
Lease

*Excluding acquisitions

Debt to Equity Ratio


350%
300%
250%
200%
150%
100%
50%
0%
1998
1999
2000
2001
2002 Proj.
2003 Plan
Total Obligations Including Securitization to Equity
Total Obligations Excluding Securitization to Equity
On-Balance Sheet Debt to Equity

Liquidity

- Ryder's short-term debt is at historic low levels. Strong debt capacity exists to support increased capital expenditures and growth.



Including Uncommitted Facilities ($1,173MM)
Committed Global Credit Facility ($860MM)
CAPACITY
$ Millions
1,400
1,200
1,000
800
600
400
200
0
610
684
607
420
322
235
199
160
3/31/01
6/30/01
9/30/01
12/31/01
3/31/02
6/30/02
9/30/02
12/31/02*

Outstanding Short-Term Debt Balance

Emphasis on strengthening the balance sheet has positioned Ryder for the future.

*Forecast

Access to Capital

- **Ryder continues to have broad access to the debt capital markets**

	Recently Utilized
Short Term	
U.S. Commercial Paper	✓
Conduit Commercial Paper	✓
International Revolving Credit Facilities	✓
Long Term	
Medium Term Notes - U.S.	✓
Underwritten Bonds - U.S.	-
Operating Leases	✓
Lease Securitizations (asset-backed)	✓
Term Loans – International & U.S.	✓
Capital Leases	✓
Global Revolving Credit Facility (U.K., Canada & P.R.)	✓

Pension Expense Update

- **Pension expense increase of approximately $56M expected in 2003 due to market conditions**
  - Final expense based on portfolio performance through 12/31/02 and corporate bond rates used to derive discount rate in liability calculation
- **No U.S. cash contribution required in 2003**
- **Analysis indicated marginally positive economic benefit to optional contribution in 2002**
- **Ryder to make $16M contribution to U.S. pension plan prior to 12/31/02 which equals employee pension benefits earned (i.e. FAS87 service cost) in 2002.**
  - Global pension plan contributions for 2002 total $26M.

Index

- 4th Quarter Update
- Building Upon Successes
- 2003 Business Plan Themes & Key Assumptions
- Business Plan
- **Wrap-up / Take-aways**
- Questions
- Closing

Summary

- Continued weakness in economy in 2003 with prospects for modest improvement in second half
- Increased pension expense creating earnings challenge
- Leverage and build on strategic process improvements made throughout organization to achieve results
- Enhance focus on cost competitiveness particularly in Supply Chain Services
- Position company to capitalize on future economic improvements while continuing to deliver earnings targets

Ryder's strength is not just about assets, but rather about how those assets are managed. Ryder's core strength is in its expert ability to solve problems for its customers and provide solutions that make its customers' businesses more efficient.

Index

- 4th Quarter Update
- Building Upon Successes
- 2003 Business Plan Themes & Key Assumptions
- Business Plan
- Wrap-up / Take-aways
- **Questions**
- Closing

Index

- 4th Quarter Update
- Building Upon Successes
- 2003 Business Plan Themes & Key Assumptions
- Business Plan
- Wrap-up / Take-aways
- Questions
- **Closing**

Ryder®